RULE 497 DOCUMENT

These materials provide, in interactive data format using the eXtensible Business Reporting Language, information relating to the Supplement dated December 24, 2015 to the prospectus dated October 28, 2015 for the Registrants Victory CEMP US 500 Volatility Wtd Index ETF, Victory CEMP US Discovery Enhanced Volatility Wtd Index ETF, Victory CEMP US 500 Enhanced Volatility Wtd Index ETF, Victory CEMP Developed Enhanced Volatility Wtd Index ETF, Victory CEMP US EQ Income Enhanced Volatility Wtd Index ETF, Victory CEMP US Small Cap Volatility Wtd Index ETF, Victory CEMP International Volatility Wtd Index ETF, Victory CEMP Emerging Market Volatility Wtd Index ETF, Victory CEMP US Large Cap High Div Volatility Wtd Index ETF, Victory CEMP US Small Cap High Div Volatility Wtd Index ETF, Victory CEMP International High Div Volatility Wtd Index ETF, and Victory CEMP Emerging Market High Div Volatility Wtd Index ETF that was filed with the with the Securities and Exchange Commission pursuant to Rule 497(e) under the Securities Act of 1933, as amended, on December 24, 2015 (Accession No. 0001104659-15-086749).

EXHIBIT INDEX

Exhibit No.	Description

101. INS	XBRL Instance Document

101. CAL	XBRL Taxonomy Extension Calculation Linkbase

101. SCH	XBRL Taxonomy Extension Schema Document

101. DEF	XBRL Taxonomy Extension Definition Linkbase

101. LAB	XBRL Taxonomy Extension Label Linkbase

101. PRE	XBRL Taxonomy Extension Presentation Linkbase